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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1998
                                                         ----------------


                CHASE MANHATTAN BANK USE, NATIONAL ASSOCIATION
                ----------------------------------------------
             (Exact Name of registrant specified in its charter)


United States                              333-36939                                 22-2382028
--------------                             ---------                                 ----------
(State or other Jurisdiction of            (Commission File Number)                  (I.R.S. employer
Incorporation)                                                                       Identification No.)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033

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                                                                              2

Item 5.  Other Events

                  On January 16, 1998, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 1998-A (the "Issuer") pursuant to a Trust Agreement, dated as of January 16, 1998, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

                  On January 16, 1998, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to
Section 3810 of Title 12 of the Delaware Code.

                  On January 30, 1998, Norwest Bank Minnesota, National Association (the "Indenture Trustee") executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         4.3(A)(3)           Certificate of Trust of the Issuer.

         4.3(B)(3)           Trust Agreement pursuant to which the Issuer was
                             formed.

         25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION   (Registrant)


                                         By: /s/ Keith Schuck
                                            ------------------------------------
                                         Name:    Keith Schuck
                                         Title:   Controller


Date:  January 16, 1998

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                                                                             4

                                INDEX TO EXHIBITS




Exhibit Number   Exhibit                                           Sequentially
--------------   -------                                          Numbered Pages
                                                                  --------------

4.3(A)(3)        Certificate of Trust of the Issuer.                      1

4.3(B)(3)        Trust Agreement pursuant to which the Issuer             2
                 was formed.

25.2             Statement of the Indenture Trustee on Form               4
                 T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.